UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 31, 2024
DZS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-32743	22-3509099
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
5700 Tennyson Parkway, Suite 400
Plano, TX 75024
(Address of Principal Executive Offices, Including Zip Code)
(469) 327-1531
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DZSI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note
On June 1, 2024, DZS Inc. (the “Company”) consummated the previously disclosed acquisition (the “NetComm Acquisition”) contemplated by the Share Purchase Agreement, dated as of May 3, 2024 (the “Share Purchase Agreement”), between the Company and Casa Communications Holdings Pty Ltd (Administrators Appointed) ACN 632 732 659, a private limited company registered in New South Wales, Australia (“Casa”). Pursuant to the Share Purchase Agreement, Casa sold to the Company all of the issued and outstanding share capital of NetComm Wireless Pty Ltd (Administrators Appointed) ACN 002 490 986, a private limited company registered in New South Wales, Australia (“NetComm”) for a purchase price of $7,000,000, subject to certain adjustments.
This Amendment No. 1 on Form 8-K/A is being filed to amend Item 9.01(b) of the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission (“SEC”) on June 6, 2024 regarding the completion of the Netcomm Acquisition to file (i) the audited financial statements of NetComm as of and for the years ended December 31, 2023, and 2022 and (ii) the unaudited pro forma financial condensed consolidated information of the Company as of and for the year ended December 31, 2023 and the six months ended June 30, 2024.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The audited financial statements of NetComm as of and for the years ended December 31, 2023, and 2022, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibit 99.1 to this Form 8-K/A and incorporated by reference herein.
(b) Pro forma financial information.
Unaudited pro forma condensed consolidated statements of income of the Company for the year ended December 31, 2023 and for the six months ended June 30, 2024, and the notes related thereto are filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference. The unaudited reconciliation of GAAP to non-GAAP pro forma results for the year ended December 31, 2023 and for the six months ended June 30, 2024 are filed as Exhibit 99.3 to this Form 8-K/A and incorporated herein by reference.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of BDO Audit Pty Ltd, Independent Registered Public Accounting Firm
99.1
Audited consolidated financial statements of NetComm as of and for the years ended December 31, 2023, and 2022, and the notes related thereto and Report of Independent Registered Public Accounting Firm thereon.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information of the Company as of and for the year ended December 31, 2023 and the six months ended June 30, 2024
99.3	Reconciliation of GAAP to non-GAAP Pro Forma Results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2024	DZS Inc.

	By:	/s/ Misty Kawecki
Misty Kawecki
Chief Financial Officer